                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. __)


Filed by the Registrant                     /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                PDK LABS INC.
   ------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

          REGINALD SPINELLO, CHIEF EXECUTIVE OFFICER, PDK LABS INC.
   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    (1) Title of each class of securities to which transaction applies:  N/A

    (2) Aggregate number of securities to which transaction applies:  N/A

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

    (4) Proposed maximum aggregate value of transaction:  N/A

    (5) Total fee paid:  N/A

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:  N/A

    (2) Form, Schedule or Registration Statement No.:  N/A

    (3) Filing Party:  N/A

    (4) Date Filed:  N/A

                                 PDK LABS INC.
                               145 RICEFIELD LANE
                           HAUPPAUGE, NEW YORK 11788
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 30, 1998
                            ------------------------

TO THE STOCKHOLDERS:

     Notice is hereby given that the annual meeting of stockholders (the "Annual Meeting") of PDK Labs Inc. (the "Company") has been called for and will be held at 3:00 P.M., Eastern Standard Time, on October 30, 1998, at Sheraton Smithtown, 110 Vanderbilt Motor Parkway, Smithtown, N.Y. 11788 for the following purposes:

          1. To elect a Board of Directors consisting of five (5) directors to hold office until the next Annual Meeting and until their successors shall have been elected and qualified;

          2. To ratify the appointment by the Board of Directors of Holtz Rubenstein & Co., LLP to serve as the independent certified public accountants for the current fiscal year; and

          3. To consider and transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on September 16, 1998 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. The list of stockholders entitled to vote at the Annual Meeting will be available for the examination of any stockholder at the Company's offices at 145 Ricefield Lane, Hauppauge, New York 11788, for ten days prior to October 30, 1998.

                                            By Order of the Board of Directors
                                                    Reginald Spinello
                                                        President

Dated: September 30, 1998

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE FILL IN, SIGN, AND DATE THE PROXY SUBMITTED HEREWITH AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THE MEETING. THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.

                                 PDK LABS INC.
                                PROXY STATEMENT
                                    GENERAL

     This proxy statement is furnished by the Board of Directors of PDK Labs Inc., a New York corporation (the "Company"), with offices located at 145 Ricefield Lane, Hauppauge, New York 11788, in connection with the solicitation of proxies to be used at the annual meeting of stockholders of the Company (the "Annual Meeting") to be held on October 30, 1998, and at any adjournments thereof. This proxy statement will be mailed to stockholders beginning approximately September 30, 1998. If a proxy in the accompanying form is properly executed and returned, the shares represented thereby will be voted as instructed on the proxy. Any proxy may be revoked by a stockholder prior to its exercise upon written notice to the President of the Company, or by a stockholder voting in person at the Annual Meeting.

     All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein.

     At the Annual Meeting, Stockholders will be asked to approve and consent:

          1. To elect a Board of Directors consisting of five (5) directors to hold office until the next Annual Meeting and until their successors shall have been elected and qualified;

          2. To ratify the appointment by the Board of Directors of Holtz Rubenstein & Co., LLP, to serve as the independent certified public accountants for the current fiscal year; and

          3. To consider and transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Under the Certificate of Incorporation of the Company and under the New York Business Corporation Law (i) the nominees to be selected as a Director in Proposal 1 must receive a plurality of the votes represented by shares of Common Stock present or represented at the Annual Meeting and entitled to vote on the election of directors, and (ii) the affirmative vote of a majority of the votes represented by shares of Common Stock present or represented at the Annual Meeting is necessary to ratify the appointment of Holtz Rubenstein & Co., LLP. Unless instructions to the contrary are indicated, proxies will be voted "FOR" the election of five (5) directors and "FOR" the ratification of the selection by the Board of Directors of Holtz Rubenstein & Co., LLP as the independent certified public accountants of the Company.

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR FISCAL YEAR ENDED NOVEMBER 30, 1997 (THE "FORM 10-K"), WHICH CONTAINS FINANCIAL STATEMENTS AUDITED BY THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS, ACCOMPANIES THIS PROXY STATEMENT AND IS INCORPORATED HEREIN BY REFERENCE.

     The Board of Directors does not know of any matter to be proposed for action at the Annual Meeting other than those described in this proxy statement. If other matters properly come before the Annual Meeting, the persons named in the accompanying proxy will act in accordance with their best judgment.

     The cost of preparing, assembling and mailing this notice of Annual Meeting, proxy statement, the enclosed Form 10-K and proxy will be borne by the Company. In addition to solicitation of the proxies by use of the mails, some of the officers and regular employees of the Company, for no additional remuneration, may solicit proxies personally or by telephone, telegraph, or cable. The Company may also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of Common Stock held of record. The Company will reimburse such persons for their expenses in forwarding soliciting material.

                             VOTING SECURITIES AND
                           PRINCIPAL HOLDERS THEREOF

     The Board of Directors has fixed the close of business on September 16, 1998 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof. Only stockholders on the Record Date will be able to vote at the Annual Meeting, and each holder of record of Common Stock will be entitled to one vote for each share held, with no shares having cumulative voting rights.

     As of the Record Date, there were 3,807,153 shares of Common Stock issued and outstanding, all of which are entitled to one (1) vote per share at the Annual Meeting. Holders of the Common Stock are entitled to vote on all matters. Unless otherwise indicated herein, a majority of the votes represented by the shares of Common Stock present or represented at the Annual Meeting is required for approval of each matter which will be submitted to stockholders.

     Management of the Company knows of no business other than those matters specified in Items 1 and 2 of the Notice of Annual Meeting which will be presented for consideration at the Annual Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

     The following table sets forth certain information, as of September 16, 1998 with respect to the beneficial ownership of the outstanding Common Stock by
(i) any holder of more than five percent (5%); (ii) each of the Company's officers and directors; and (iii) the directors and officers of the Company as a group:

                                                                    AMOUNT AND NATURE OF    APPROXIMATE
                                                                      BENEFICIAL            PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                                 OWNERSHIP(1)           OF CLASS
- -----------------------------------------------------------------   --------------------    -----------
Perry D. Krape...................................................           205,488              5.8%
11522 State Road 84 #222
Davie, FL 33325

Reginald Spinello(2).............................................           672,500             19.1%
PDK Labs Inc.
145 Ricefield Lane
Hauppauge, NY 11788

Michael Krasnoff(3)..............................................           470,000             13.4%
PDK Labs Inc.
145 Ricefield Lane
Hauppauge, NY 11788

Thomas Keith.....................................................                 0                0
c/o Compare Generiks, Inc.
60 Davids Drive
Hauppauge, NY 11788

Lawrence Simon...................................................                 0                0
c/o Superior Supplements, Inc.
270 Oser Avenue
Hauppauge, NY 11788

Karine Hollander(4)..............................................            50,000              1.4%
PDK Labs Inc.
145 Ricefield Lane
Hauppauge, NY 11788

                                                                    AMOUNT AND NATURE OF    APPROXIMATE
                                                                      BENEFICIAL            PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                                 OWNERSHIP(1)           OF CLASS
- -----------------------------------------------------------------        ----------            -----
Ira Helman.......................................................                 0                0
c/o PDK Labs Inc.
145 Ricefield Lane
Hauppauge, NY 11788

Dune Holdings, Inc.(3)...........................................           200,000              5.7%
132 Dune Road
West Hampton, NY 11978

Heartland Advisors, Inc.(5)......................................           409,000             11.6%
790 North Milwaukee Street
Milwaukee, WI 53202

Directors and Officers                                                      672,500             19.1%
as a Group (five (5) persons)....................................

- ------------------

(1) Beneficial ownership as reported in the table above has been determined in accordance with Instruction (4) to Item 403 of Regulation S-K of the Securities Exchange Act.

(2) Includes 50,000 shares of common stock owned by Karine Hollander and 100,000 shares of Common Stock owned by Michael Lulkin, which are subject to a ten
    (10) year voting trust held by the Company's Chief Executive Officer.

(3) Mr. Krasnoff owns 270,000 shares of Common Stock and possesses a voting trust for an additional 200,000 shares of common stock owned by Dune Holdings, Inc., as to which Mr. Krasnoff disclaims any beneficial ownership.

(4) Ms. Hollander's shares of Common Stock as subject to a ten (10) year voting trust held by the Company's Chief Executive Officer.

(5) Based on Schedule 13G filed by Heartland Advisors, Inc. with the Securities and Exchange Commission dated December 10, 1997 and amended on February 6, 1998. The Schedule 13G does not identify any shares with respect to which there is a right to acquire beneficial ownership. The Schedule 13G indicates that these shares are held by Heartland Limited Partnership I, a private limited partnership for which Heartland Advisors, Inc. serves as managing general partner with voting and dispositive power. As a result, the partnership may be deemed to have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the securities.

                                PROPOSAL NO. 1:
                             ELECTION OF DIRECTORS

GENERAL

     The Board of Directors consisted of six (6) persons as of the fiscal year ended November 30, 1997 ("Fiscal 1997"). The directors are elected for a one-year term or until their successors are elected and qualify with a plurality of votes cast in favor of their election. Reginald Spinello, Ira Helman, Karine Hollander, Thomas Keith and Lawrence Simon are the nominees for election to the Board of Directors.

     Unless otherwise directed by the stockholder giving the proxy, the proxies in the accompanying form will be voted "FOR" the election of the nominees named above as directors. If any nominee should subsequently become unavailable for election, the persons voting the accompanying proxy may in their discretion vote for a substitute.

BOARD OF DIRECTORS

     The Board of Directors has the responsibility for managing the operations of the Company but are not involved in day-to-day operating details. Members of the Board are kept informed of the Company's business by various reports and documents sent to them as well as by operating and financial presentations made at Board meetings. The Board of Directors held eleven meetings (or executed consents in lieu thereof) in Fiscal 1997, and all of the directors attended all of the meetings of the Board. The Board of Directors has a standing Audit Committee which has authority to retain the independent auditor for the Company and to discuss the financial statements and related matters with said auditor and which consists of Thomas A. Keith and Lawrence D. Simon.

     All directors hold office until the next annual meeting of stockholders and the election and qualification of their successors. Officers are elected annually by the Board of Directors and, subject to existing employment agreements, serve at the discretion of the Board.

     Outside directors do not receive any compensation for their services. Directors who are also officers of the Company do not receive any compensation for serving on the Board of Directors. All directors are reimbursed by the Company for any expenses incurred in attending Director's meetings.

     The following table sets forth certain information regarding the current directors of the Company, the current executive officers of the Company and the director nominees.

NAME                                                    AGE                         POSITION
- -----------------------------------------------------   ---   -----------------------------------------------------
Reginald Spinello....................................   46    Chairman of the Board, Chief Executive Officer and
                                                              President

Karine Hollander.....................................   31    Chief Financial Officer, Secretary and Director

Thomas A. Keith......................................   37    Director

Ira Helman...........................................   66    Director

Lawrence D. Simon....................................   32    Director

BACKGROUND OF EXECUTIVE OFFICERS AND DIRECTORS

     Reginald Spinello has been the Chairman of the Board, Chief Executive Officer and President since August 21, 1998 and a Director of the Company since August 1997. Mr. Spinello was the Company's Executive Vice President since September 1993. Mr. Spinello is also the President and a director of the Company's subsidiary Futurebiotics, Inc. In addition, he has been a Director of Superior Supplements, Inc. since May 1, 1996. Superior Supplements, Inc. ("SSI") is a developer, manufacturer and marketer of dietary supplements in bulk tablet, capsule and powder form. Prior to joining PDK Labs Inc., Mr. Spinello was President and Founder of Internal Reinforcements from 1985 to 1991, a specialty distributor and marketer of natural vitamins and supplements. Mr. Spinello graduated from Bryant College with a B.S. Degree in Business Administration. Additionally, he has studied in the field of nutrition and is a non-practicing nutrition consultant.

     Karine Hollander has been the Chief Financial Officer of the Company and Futurebiotics, Inc. since March 3, 1997. In addition, she has been a Director of the Company since March 11, 1998. She had been the Comptroller of PDK Labs Inc. since September 1994. From 1989 until joining the Company, Ms. Hollander was employed by the accounting firm of Holtz Rubenstein & Co., LLP. Ms. Hollander received a B.A. degree in Accounting from Dowling College.

     Thomas A. Keith has been a Director of the Company since March 11, 1998, and he has been a Director of Futurebiotics, Inc. since December 2, 1998. In addition, he has been a Director of Compare Generiks, Inc. since May 21, 1997 and the President of Compare Generiks, Inc. since October 31, 1995. Prior to joining Compare Generiks, Inc., from December 1990 to October 1995, Mr. Keith was Vice President of Sales & Marketing of the

Company. Compare Generiks, Inc. ("CGI") is a distributor, marketer and vendor of dietary supplements and over-the-counter non-prescription pharmaceuticals.

     Lawrence D. Simon has been a Director of the Company since March 11, 1998. In addition, he has been the President, Chairman, Chief Financial Officer and a Director of SSI since May 1, 1996. He was the National Sales Director for Futurebiotics, Inc. from October 1, 1995, until his resignation on April 30, 1996. Prior to joining Futurebiotics, Inc., Mr. Simon was Regional Sales Manager for the Company (from April 10, 1992 to September 30, 1995). Prior to PDK Labs Inc., Mr. Simon was President of LDS Products Inc. (from March 1990 to March of
1991). LDS Products Inc., is a brokerage corporation specializing in sales to wholesale companies in Eastern Europe. Prior to LDS Products Inc., Mr. Simon was an Auditor with Coopers & Lybrand LLP (from December 1988 to March 1990). He is a graduate of Cleveland State University with a Bachelors Degree in Business Administration.

     Ira Helman has served as a Director of the Company since August 1989. For the past 30 years, Mr. Helman has been an independent investor and financial consultant as well as a breeder and owner of harness horses. Mr. Helman received his B.A. degree from Princeton University and his law degree from Brooklyn Law School.

A. EXECUTIVE COMPENSATION.

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG TERM COMPENSATION
                                                                            ----------------------------------
                                            ANNUAL COMPENSATION               AWARDS            PAYOUTS
                                    ------------------------------------    ----------     -------------------
                                                                (E)            (F)                                    (I)
                                                              OTHER         RESTRICTED       (G)         (H)         ALL
           (A)                        (C)          (D)        ANNUAL          STOCK        OPTIONS/     LTIP        OTHER
NAME AND PRINCIPAL          (B)      SALARY       BONUS     COMPENSATION     AWARDS          SARS      PAYOUTS    COMPENSATION
POSITION                    YEAR      ($)          ($)         ($)             ($)           (#)        ($)          ($)
- --------------------------  ----    --------     --------   ------------    ----------     --------    -------    ------------
Michael Krasnoff, CEO.....  1997    $400,000     $300,000     $    -0-       $    -0-          -0-      $ -0-        $  -0-
                            1996    $400,000     $250,000     $200,000(1)    $    -0-          -0-      $ -0-        $  -0-
                            1995    $400,000     $250,000     $125,000(1)    $650,000(2)       -0-      $ -0-        $  -0-
Reginald Spinello, CEO....  1997    $250,000     $200,000     $    -0-       $    -0-          -0-      $ -0-        $  -0-
                            1996    $200,000(3)  $150,000     $    -0-       $    -0-          -0-      $ -0-        $  -0-
                            1995    $200,000(3)  $125,000     $ 75,000(1)    $325,000(4)       -0-      $ -0-        $  -0-
Karine Hollander, CFO.....  1997    $110,000     $ 60,000     $    -0-       $    -0-          -0-      $ -0-        $  -0-
                            1996    $ 85,000     $    -0-     $    -0-       $    -0-          -0-      $ -0-        $  -0-
                            1995    $ 67,500     $ 25,000     $    -0-       $ 81,250(5)       -0-      $ -0-        $  -0-

- ------------------
(1) Represents reimbursements to pay taxes resulting from stock grants.

(2) Represents issuance of 400,000 shares in accordance with October 1995 employment agreement. Shares were valued at $1.625 per share.

(3) Represents salary of $150,000 paid by the Company and $50,000 paid by its subsidiary.

(4) Represents issuance of 200,000 shares in accordance with October 1995 employment agreement. Shares were valued at $1.625 per share.

(5) Represents issuance of 50,000 shares in accordance with October 1995 employment agreement. Shares were valued at $1.625.

         AGGREGATED OPTION/SAR EXERCISES--AND FY-END OPTION/SAR VALUES

- ------------------------------------------------------------------------------------------------------------------------
                                                                                            (D)
                                                                                        NUMBER OF              (E)
                                                                                       SECURITIES           VALUE OF
                                                                                       UNDERLYING         UNEXERCISED
                                                                                       UNEXERCISED        IN-THE-MONEY
                                                             (B)            (C)       OPTIONS/SARS AT    OPTIONS/SARS AT
                                                       SHARES ACQUIRED    VALUE        FY-END (#)          FY-END (#)
                        (A)                            ON EXERCISE        REALIZED    EXERCISABLE/        EXERCISABLE/
NAME                                                      (#)              ($)        UNEXERCISABLE      UNEXERCISABLE
- ----------------------------------------------------   ---------------    --------    ---------------    ---------------
Michael Krasnoff, CEO...............................         -0-             -0-        250,000/-0-       $ 920,000/-0-

     In October 1995, Mr. Krasnoff was granted options to purchase 250,000 shares of the Company's common stock at $2.63 per share pursuant to his employment agreement with the Company. Mr. Krasnoff resigned from his employment on August 21, 1998 and, accordingly, the options were cancelled.

EMPLOYMENT AGREEMENTS

     The Company has an employment agreement with Reginald Spinello, the Company's Chief Executive Officer and President, which provides for a minimum salary of $350,000 per year (the "Spinello Agreement"). Mr. Spinello was issued 280,000 shares of Common Stock pursuant to the Spinello Agreement.

     The Company has an employment agreement with Karine Hollander, the Company's Chief Financial Officer, which provides for a minimum salary of $160,000 per year (the "Hollander Agreement"). Ms. Hollander was issued 50,000 shares of Common Stock pursuant to the Hollander Agreement.

                                PROPOSAL NO. 2:

                           RATIFICATION OF SELECTION
                         OF HOLTZ RUBENSTEIN & CO., LLP
                            AS INDEPENDENT AUDITORS

     The Board of Directors has selected the firm of Holtz Rubenstein &
Co., LLP, independent certified public accountants, to audit the accounts for the Company for Fiscal 1998. The firm of Holtz Rubenstein & Co., LLP has previously audited the Company's financial statements. The Company is advised that neither that firm nor any of its partners has any material direct or indirect relationship with the Company. The Board of Directors considers Holtz Rubenstein & Co., LLP to be well qualified for the function of serving as the Company's auditors. The New York Business Corporation Law does not require the approval of the selection of auditors by the Company's stockholders, but in view of the importance of the financial statements to stockholders, the Board of Directors deems it desirable that they pass upon its selection of auditors. In the event the stockholders disapprove of the selection, the Board of Directors will consider the selection of other auditors. The Board of Directors recommends that you vote in favor of the above proposal in view of the familiarity of Holtz Rubenstein & Co., LLP with the Company's financial and other affairs due to its previous service as auditors for the Company.

     One or more representatives of Holtz Rubenstein & Co., LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

     Unless otherwise directed by the stockholder giving the proxy, the proxy will be voted "FOR" the ratification of the selection by the Board of Directors of Holtz Rubenstein & Co., LLP as the Company's independent certified public accountants for Fiscal 1998.

                                 MISCELLANEOUS

REVOCATION OF PROXIES

     If the Annual Meeting is adjourned, for whatever reason, the matters shall be considered and voted upon by shareholders at the subsequent "adjourned or postponed meeting", if any.

     You may revoke your proxy at any time prior to its exercise by attending the Annual Meeting and voting in person, although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy, by giving notice of revocation of your proxy at the Annual Meeting, or by delivering a written notice of revocation or a duly executed proxy relating to the matters to be considered at the Annual Meeting and bearing a later date to the Secretary of the Company at 145 Ricefield Lane, Hauppauge, New York 11788. Unless revoked in the manner set forth above, proxies on the form enclosed will be voted at the Annual Meeting in accordance with your instructions.

INCORPORATED BY REFERENCE

     The Company's Annual Report on Form 10-K for the year ended November 30, 1997 is attached hereto and is incorporated herein by reference.

ADDITIONAL AVAILABLE INFORMATION

     The Company is subject to the informational filing requirements of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith, the Company files periodic reports, proxy statements and other information with the Commission under the Exchange Act relating to its business, financial condition and other matters. The Company is required to disclose in such proxy statements certain information as of particular dates, concerning the Company's directors and officers, their remuneration, options granted to them, the principal holders of the Company's securities and any material interests of such persons in transactions with the Company. Such reports, proxy statements and other information may be inspected at the Commission's office at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies may be obtained on payment of the Commission's customary fees by writing to its principal office at 450 Fifth Street, N.W., Washington, D.C. 20549.

OTHER MATTERS

     The Board of Directors of the Company does not intend to bring any other matters before the Annual Meeting and does not know of any other matter that may be brought before the Annual Meeting.

                            STOCKHOLDER'S PROPOSALS

     Proposals of stockholders intended to be presented at the next annual meeting must be received in writing, by the President of the Company at its offices by January 31, 1999, in order to be considered for inclusion in the Company's proxy statement relating to that meeting.

                                            By Order of the Board of Directors
                                                    Reginald Spinello,
                                                Chief Executive Officer and
                                                        President

                       Please date, sign and mail your
                     proxy card back as soon as possible!

                       Annual Meeting of Stockholders
                                PDK LABS INC.

                               October 30, 1998


          |                                                       |
          v    Please Detach and Mail in the Envelope Provided    v



A [X] Please mark your                                                      |_
      votes as indicated
      in this example.


              VOTE FOR all
            nominees named at       VOTE WITHHELD
        right (except as marked   as to all nominees
         to the contrary below)     named at right

1. Election of five
   (5) directors:   [ ]                 [ ]          Nominees: Reginald Spinello
                                                               Ira Helman
VOTE FOR all nominees named at right except                    Karine Hollander
those who may be named on this line:                           Thomas Keith
                                                               Lawrence Simon
______________________
                                                   FOR    AGAINST   ABSTAIN

2. Proposal to ratify appointment of Holtz         [ ]      [ ]       [ ]
   Rubenstein & Co., LLP as the Company's
   independent certified public accountants:

3. To consider and transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

   In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

  When properly executed, this Proxy will be voted as directed. If no direction is made, this Proxy will be voted "FOR" Proposals 1 and 2.

Please mark, date, sign and return this Proxy promptly in the enclosed envelope.


_____________________    ______________   _______________  Dated: ________, 1998
      SIGNATURE           PRINT NAME(S)    SIGNATURE, IF
                                           HELD JOINTLY


NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                PDK LABS INC.
                                -------------

                      THIS PROXY IS SOLICITED ON BEHALF
                          OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Reginald Spinello and Karine Hollander as proxies (the "Proxies"), each with power of substitution and resubstitution, to vote all shares of Common Stock, $.01 par value per share, of PDK Labs Inc. (the "Company") held of record by the undersigned on September 16, 1998 at the Annual Meeting of Stockholders to be held at the Sheraton Smithtown, 110 Vanderbilt Motor Parkway, Smithtown, N.Y. 11788 on October 30, 1998 at 3:00 P.M. Eastern Standard Time, or at any adjournments thereof, as directed on the reverse, and in their discretion on all other matters coming before the meeting or any adjournments thereof.

              (Continued, and to be signed on the reverse side)